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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 12, 2008

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                          0-20600                     43-1311101
(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                      Number)                   Identification
 organization)                                                     Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                 63044
(Address of principal executive offices)                          (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See Item 5.02 which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 12, 2008, Zoltek Companies, Inc. (the "Company") announced that it intends to appoint Karen M. Bomba, age 43, as its new Chief Operating Officer. For more than the past five years, Ms. Bomba has served in various management positions with Messier-Bugatti USA, including Chief Executive Officer. Messier-Bugatti USA is a subsidiary of Messier-Bugatti, SAFRAN Group, a producer of aeronautical braking and carbon brakes. The Company anticipates that Ms. Bomba's compensation package will include two-year employment agreement pursuant to which Ms. Bomba would receive annual salary of $300,000, an annual bonus opportunity, and a grant of 25,000 shares of restricted stock pursuant to the Company's 2008 Long-Term Equity Incentive Plan, which shares will vest over three years at the rate of one-sixth of the total shares on the first anniversary, two-sixths on the second anniversary and three-sixths on the third anniversary. In addition, Ms. Bomba will be entitled to participate in the Company's standard employee benefits program, including group insurance, 401(k) plan and other benefits.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  None.

                                    * * *


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 19, 2008

                                           ZOLTEK COMPANIES, INC.



                                           By /s/ Kevin Schott
                                              -----------------------
                                              Kevin Schott
                                              Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                                   Description
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                                   None



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